INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
INCOME TAXES
Net operating loss carry forwards	$ 1,037,840	$ 769,031
Total deferred tax asset	1,037,840	769,031
Valuation allowance	(1,037,840)	(769,031)
Net deferred tax assets	$ 0	$ 0